SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 14, 1998

                                 COX RADIO, INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
         --------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)


                 001-12187                         58-1620022
                 ---------                         ----------
           (Commission File Number)  (I.R.S. Employer Identification Number)


       1400 LAKE HEARN DRIVE, ATLANTA, GEORGIA                   30319
       ----------------------------------------               ----------
       (Address of Principal Executive Office)                (Zip Code)


                                 (404) 843-5000
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

     In a press release dated December 14, 1998, Cox Radio, Inc. (the "Issuer") announced the consummation of its exchange offer for its outstanding 6.250% Notes due 2003 and the Issuer's 6.375% Notes due 2005. A copy of the December 14, 1998 press release is being filed as exhibit 99.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  99.1  Press Release dated December 14, 1998









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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COX RADIO, INC.


Dated December 18, 1998                      By:  /s/ Maritza Pichon
                                                 --------------------------
                                                 Name: Maritza Pichon
                                                 Title: Chief Financial Officer

                                  EXHIBIT INDEX


99.1     Press Release dated December 14, 1998.